Ivy Funds

Supplement dated August 18, 2017 to the

Ivy Funds Statement of Additional Information

dated July 5, 2017

as supplemented July 14, 2017

1) Effective September 18, 2017, Class E shares of Ivy Cundill Global Value Fund will be closed to new investments and will no longer be offered for sale.

2) Effective September 18, 2017, the following replaces in its entirety the chart titled “Sales Charges for Class A and Class E Shares” under the “Investment Advisory and Other Services” section beginning on page 117:

Sales Charges for Class A Shares

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the CDSC for Class B and Class C shares and for certain Class A shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:

Each Fund except Ivy Government Money Market Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Supplement	Statement of Additional Information	1

[1]	Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
[2]	No sales charge is payable at the time of purchase on investments of $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Sales Charges for Class E Shares

IDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class E shares are paid to financial advisors and managers of IDI and third-party selling broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Each Fund except Ivy Government Money Market Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.
[2]	No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

For each Fund except Ivy Limited-Term Bond Fund:

IDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% — Sales of $1.0 million ($250,000 for Class E Shares) to $3,999,999.99

0.50% — Sales of $4.0 million to $49,999,999.99

0.25% — Sales of $50.0 million or more

Ivy Limited-Term Bond Fund:

IDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% — Sales of $250,000 to $3,999,999.99

0.50% — Sales of $4.0 million to $49,999,999.99

0.25% — Sales of $50.0 million or more

On each purchase of the Class A and Class E shares of the Funds offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

3) Effective September 18, 2017, the following replaces the first sentence of the second paragraph of the “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” section on page 143:

Initial investments must be at least $750 (per Fund) for Class A and Class C shares, and at least $250 (per Fund) for Class E shares, with the exceptions described in this paragraph.

4) Effective September 18, 2017, the reference to “investing $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund)” on page 146 is changed to “investing $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund or Class E Shares)”.

2	Statement of Additional Information	Supplement